UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 18, 2005
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                        (Date of earliest event reported)


                          Northwest Horizon Corporation
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             (Exact name of registrant as specified in its charter)


                   NEVADA            333-111486             98-0407549
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                  State of           Commission            IRS Employer
               incorporation         File Number       Identification Number



     1453 Johnston Road #71510, White Rock, British Columbia, Canada V4B 3Z0
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                    (Address of principal executive offices)

                               Tel: (604) 528-0996
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                           (Issuer's telephone number)

Item 8.01. Other Events.


Management of the Company have concluded that the Company will be unable to raise the necessary funds to operate the current business and continue with the existing business plan. Accordingly, management is reviewing several business opportunities that can be acquired via a reverse merger transaction or alternative business opportunity with the intent to assure that the Company becomes a viable going concern.

The disclosure herein is intended to satisfy the disclosure requirements pursuant to Regulation FD (17CFR 241.100 through 243.103).

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                              NORTHWEST HORIZON CORPORATION



DATE: January 18, 2005        /s/ Francis Mailhot
                              ------------------------
                              Francis Mailhot
                              President, CEO and Chairman
                              Northwest Horizon Corporation